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    SUPPLEMENT NO. 2 dated November 19, 2001
    (supplanting Supplement No. 1 dated August 24, 2001)

TO  PROSPECTUS dated July 1, 2001

FOR STATE STREET RESEARCH HEALTH SCIENCES FUND
    A SERIES OF STATE STREET RESEARCH FINANCIAL TRUST

    INVESTMENT MANAGEMENT

    Under the above caption on page 10 of the Prospectus, the third paragraph is revised in its entirety to read as follows:

    "John R. Borzilleri, MD has been responsible for the fund's day-to-day portfolio management since the fund's inception, except for a brief period in 2001. Mr. Borzilleri leads the investment manager's Healthcare Team, which provides assistance in the management of the fund. A senior vice president, Mr. Borzilleri has worked as an investment professional since 1991. Prior to joining the investment manager, he held various positions at other investment firms, including Montgomery Securities, where he was an equity analyst. Previously, Mr. Borzilleri was a practicing physicians."

                                                                 HS-4876-1101
   [STATE STREET RESEARCH LOGO]                Control Number: (exp0702)SSR-LD